UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment no. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

Ocean Biomedical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

55 Claverick St., Room 325

Providence, RI 02903

(Address of Principal Executive Offices)

(401) 444-7375

(Registrant’s Telephone Number)

Aesther Healthcare Acquisition Corp.

515 Madison Avenue, Suite 8078

New York, New York 10022

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OCEA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	OCEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

We are filing this Amendment No. 1 to our Current Report on Form 8-K (File No. 001-40793), as originally filed with the Securities and Exchange Commission (“SEC”) on February 14, 2023 (the “Original Filing”), for the sole purpose of filing with the SEC exhibits not previously filed with the Original Filing because of a limitation on the number of exhibits that may accompany it on the Edgar servers. Save for the aforementioned inclusion of additional exhibits to the Original Filing, nothing herein amends the Original Filing.

INTRODUCTORY NOTE

On February 14, 2023 (the “Closing Date”), the registrant, formerly known as Aesther Healthcare Acquisition Corp. (“Aesther”), consummated the previously announced Business Combination (as defined below) pursuant to that certain Agreement and Plan of Merger, dated August 31, 2022, as amended on December 5, 2022 by Amendment No. 1 (as amended, the “Business Combination Agreement”), by and among the registrant, AHAC Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Aesther Healthcare Sponsor, LLC (the “Sponsor”), in its capacity as purchaser representative, Ocean Biomedical Holdings, Inc., formerly known as Ocean Biomedical, Inc., a Delaware corporation (“Legacy Ocean”), and Dr. Chirinjeev Kathuria, in his capacity as seller representative (“Dr. Kathuria”). Pursuant to the Business Combination Agreement, on the Closing Date, Merger Sub merged with and into Legacy Ocean, with Legacy Ocean continuing as the surviving entity and a wholly-owned subsidiary of the registrant (the “Merger,” and, together with the other transactions and ancillary agreements contemplated by the Business Combination Agreement, the “Business Combination”). In connection with the closing of the Business Combination (the “Closing”), the Company changed its name from “Aesther Healthcare Acquisition Corp.” to “Ocean Biomedical, Inc.” Unless the context requires otherwise, in this Current Report on Form 8-K, the terms “we,” “us,” the “registrant” and the “Company” refer to the Ocean Biomedical, Inc., as the post-Business Combination company, together with its consolidated subsidiaries.

On the Closing Date, in connection with the Closing:

●	the Company issued to the holders of Legacy Ocean’s securities as of immediately prior to the Closing approximately 23,355,432 shares of the Company’s Class A common stock (with a per-share value of $10.00) with an aggregate value equal to $233,554,320, as adjusted as required by the Business Combination Agreement to take into account net working capital, closing net debt and Legacy Ocean’s transaction expenses, in exchange for all of the issued and outstanding capital stock of Legacy Ocean;

●	the Sponsor’s 2,625,000 shares of the Company’s Class B common stock converted on a one-for-one basis into 2,625,000 shares of the Company’s Class A common stock pursuant to the Company’s Third Amended and Restated Certificate of Incorporation (the “Amended Certificate”);

●	the Company issued to the Sponsor 1,365,000 additional shares of the Company’s Class A common stock in connection with the Sponsor obtaining two (2) three-month extensions beyond the September 16, 2022 deadline to complete an initial business combination;

●	all shares of the Company’s Class A common stock were reclassified as common stock pursuant to the Company’s Amended Certificate; and

●	the Company issued to Second Street Capital, LLC (“Second Street”), Legacy Ocean’s lender, three (3) warrants (the “Converted Ocean Warrants”) for the number of shares of the Company’s common stock equal to the economic value of the Legacy Ocean warrants previously issued to Second Street in exchange for the termination of the Legacy Ocean warrants. The Converted Ocean Warrants are exercisable for a total of 511,712 shares of the Company’s common stock at an exercise price of $8.06 per share and 102,342 shares of the Company’s common stock at an exercise price of $7.47 per share.

In addition, pursuant to Business Combination Agreement, the holders of Legacy Ocean’s common stock shall be entitled to receive from the Company, in the aggregate, up to an additional 19,000,000 shares of the Company’s common stock (the “Earnout Shares”) as follows: (a) in the event that the volume-weighted average price (the “VWAP”) of the Company exceeds $15.00 per share for twenty (20) out of any thirty (30) consecutive trading days beginning on the Closing Date until the 36-month anniversary of the Closing Date, the holders of Legacy Ocean securities pre-Closing shall be entitled to receive an additional 5,000,000 shares of the Company’s common stock, (b) in the event that the VWAP of the Company exceeds $17.50 per share for twenty (20) out of any thirty (30) consecutive trading days beginning on the Closing Date until the 36-month anniversary of the Closing Date, the holders of Legacy Ocean’s securities pre-Closing shall be entitled to receive an additional 7,000,000 shares of the Company’s common stock and (c) in the event that the VWAP of the Company exceeds $20.00 per share for twenty (20) out of any thirty (30) consecutive trading days beginning on the Closing Date until the 36-month anniversary of the Closing Date, the holders of Legacy Ocean’s securities pre-Closing shall be entitled to receive an additional 7,000,000 shares of the Company’s common stock. In addition, for each issuance of Earnout Shares, the Company will also issue to Sponsor an additional 1,000,000 shares of the Company’s common stock.

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A description of the Business Combination and the terms of the Business Combination Agreement is included in the definitive proxy statement (the “Proxy Statement”) filed by Aesther with the Securities and Exchange Commission (the “SEC”) on January 12, 2023, in the section entitled “Shareholder Proposal No. 1: The Business Combination Proposal” beginning on page 129 and is incorporated herein by reference.

The foregoing descriptions of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached hereto as Exhibits 2.1 and 2.2 (the Business Agreement and Amendment No. 1 thereto) and is incorporated herein by reference.

All references herein to the “Board” refer to the board of directors of the Company, all references to “Aesther” refer to the Company prior to the Closing, and all references to “Legacy Ocean” refer to Ocean Biomedical, Inc. prior to the Closing. In addition, certain capitalized terms used but not defined in this Report have the same meanings set forth in the Proxy Statement.

This Report contains summaries of the material terms of various agreements and documents executed in connection with the transactions described herein. The summaries of these agreements and documents are subject to, and are qualified in their entirety by, reference to these agreements and documents, which are filed as exhibits hereto and incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement

Business Combination Agreement

The “Introductory Note” above and Item 2.01 of this Report describe the consummation of the Business Combination and various other transactions and events contemplated by the Business Combination Agreement which took place on February 14, 2023 and such descriptions are incorporated herein by reference.

Lock-Up Agreements

Simultaneously with the Closing, the Company entered into lock-up agreements with Poseidon Bio, LLC (“Poseidon”), the controlling stockholder of Legacy Ocean, and Dr. Kathuria providing for a lock-up period commencing on the Closing Date and ending on the earlier of (x) one year from the Closing or (y) subsequent to the Closing, (i) if the reported last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, right issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination and (ii) the date the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s stockholders having the right to exchange their shares of the Company’s common stock for cash, securities or other property. The foregoing description of the lock-up agreements is qualified in its entirety by reference to the text of the lock-up agreements, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Non-Competition Agreement

Simultaneously with the Closing, Dr. Kathuria entered into non-competition agreement pursuant to which he agreed not to compete with the Company, Legacy Ocean and their respective subsidiaries, subject to certain requirements and customary conditions. The foregoing description of the non-competition agreement is qualified in its entirety by reference to the text of the non-competition agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, the Company entered into new agreements to indemnify its directors and officers. These agreements require the Company to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of the Company or that person’s status as a member of the Company’s Board or as an officer of the Company to the maximum extent allowed under Delaware law. The foregoing description of the indemnification agreement is qualified in its entirety by reference to the text of the indemnification agreement, which is filed as Exhibit 10.24 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in the “Introductory Note” above is incorporated herein by reference.

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At the special meeting in lieu of the 2022 annual meeting of the stockholders of Aesther held on February 3, 2023 (the “Special Meeting”), the Aesther stockholders considered, approved and adopted, among other matters, the Business Combination Agreement and the Business Combination. On February 14, 2023, the parties consummated the Business Combination.

On January 11, 2023, the record date for the Special Meeting, there were 13,225,000 shares of Aesther’s common stock, par value $0.0001 per share, issued and outstanding, consisting of (i) 10,600,000 public shares of Class A common stock and (ii) 2,625,000 shares of Class B common stock held by the Sponsor. In addition, Aesther had issued 5,250,000 public warrants to purchase Class A common stock (originally sold as part of the units issued in Aesther’s initial public offering (“IPO”)) along with 5,411,000 warrants issued to the Sponsor in a private placement (the “Private Placement Warrants”) on the IPO closing date. Prior to the Special Meeting, holders of 10,389,093 shares of Aesther’s Class A common stock included in the units issued in Aesther’s IPO exercised their right to redeem those shares for cash at a price of approximately $10.56 per share, for an aggregate of approximately $58,847,564.50. The per share redemption price was paid out of Aether’s trust account, which, after taking into account the redemptions but before any transaction expenses, had a balance immediately prior to the Closing of approximately $52,066,689.50.

Aesther’s units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security. On February 15, 2023, the Company’s common stock and warrants shall begin trading on The Nasdaq Stock Market (“Nasdaq”) under the trading symbols “OCEA” and “OCEAW,” respectively. Prior the Closing, each unit of Aesther sold in its IPO consisted of one public share of Class A common stock and one public warrant which entitled the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share. Upon the Closing, Aesther’s Certificate of Incorporation, as amended, was replaced with the Amended Certificate, which, among other things, reclassified all shares of Class A common stock as common stock.

Immediately after giving effect to the Business Combination, there were 34,756,339 shares of common stock and warrants to purchase 11,275,054 shares of common stock of the Company issued and outstanding.

The ownership of the Company immediately following the Business Combination is as follows:

	Share ownership in the Company (1)(2)
Stockholder	Shares	%
Legacy Ocean equity holders (3)	23,355,432	64.0
Public Stockholders	3,465,515	9.5
Sponsor	2,625,000	7.2
Extension Shares	1,365,000	3.7
Syndicated Forward Purchase Agreement	4,485,466	12.3
Shares Consideration	1,200,000	3.3
	36,496,413	100.0

(1)	Reflects redemptions of 5,570,965 public shares of Aesther Class A common stock in connection with the Business Combination.

(2)	Excludes (a) an estimated 5,250,000 shares underlying the public warrants beneficially held by the public stockholders, (b) 5,411,000 shares underlying the Private Placement Warrants, and (c) 614,054 shares underlying the Converted Ocean Warrants.

(3)	Reflects closing adjustments to the merger consideration required by the terms of the Business Combination Agreement, including net working capital adjustments, closing net debt adjustment and transaction expenses in excess of $6,000,000.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as Aesther was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to Aesther, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

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Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Report are “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and are being made pursuant to the safe harbor provisions contained therein. These forward-looking statements relate to current expectations and strategies, future operations, future financial positioning, future revenue, projected costs, prospects, current plans, current objectives of management and expected market growth, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from expectations, estimates, and projections expressed or implied by these forward-looking statements and, consequently, you should not rely on these forward-looking statements as a guarantee, an assurance, a prediction or a definitive statement of fact or probability of future events. In some cases, you can identify forward-looking statements through the use of words or phrases such as “may”, “should”, “could”, “predict”, “potential”, “plan”, “seeks”, “believe”, “will likely result”, “expect”, “continue”, “will continue”, “will”, “will be”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “outlook”, and similar expressions, or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature, but the absence of such words does not mean that a statement is not forward-looking. These forward-looking statements are not historical facts, but instead they are predictions, projections and other statements about future events are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and actual events and circumstances are difficult or impossible to predict and will differ from assumptions.

Forward-looking statements in this Report include, but are not limited to, statements about the:

●	our future financial performance;

●	estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

●	the success, cost and timing of product development activities and clinical trials of product candidates, including the progress of, and results from, planned clinical trials;

●	the success, cost and timing of completing IND-enabling studies of preclinical product candidates, and the timing of planned Investigational New Drug Application, or IND, submissions for such candidates;

●	plans to initiate, recruit and enroll patients in, and conduct planned clinical trials at the projected pace;

●	the intended benefits of our business model;

●	our ability to acquire licenses or otherwise obtain new product candidates to add to our portfolio for clinical development;

●	plans and strategy to obtain and maintain regulatory approvals of product candidates;

●	plans and strategy to obtain funding for operations, including funding necessary to complete further development and, upon successful development, if approved, commercialize any product candidates;

●	the potential benefit of any future orphan drug designations for product candidates;

●	our ability to compete with companies currently marketing or engaged in the development of treatments for fibrosis;

●	plans and strategy regarding obtaining and maintaining intellectual property protection for product candidates and the duration of such protection;

●	plans and strategy regarding the manufacture of product candidates for clinical trials and for commercial use, if approved;

●	plans and strategy regarding the commercialization of any products that are approved for marketing;

●	the size and growth potential of the markets for product candidates, and our ability to serve those markets, either alone or in combination with others;

●	expectations regarding government and third-party payor coverage and reimbursement;

●	success in retaining or recruiting, or changes required in, officers, key employees or directors;

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●	officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business, as a result of which they would then receive expense reimbursements;

●	public securities’ potential liquidity and trading;

●	impact from the outcome of any known and unknown litigation;

●	future financial performance, including financial projections and business metrics and any underlying assumptions thereunder;

●	future business or product expansion, including estimated revenues and losses, projected costs, prospects and plans;

●	trends in the healthcare industry;

●	ability to scale in a cost-effective manner;

●	ability to obtain and maintain intellectual property protection;

●	future capital requirements and sources and uses of cash; and

●	impact of competition and developments and projections relating to competitors and industry.

Many factors may cause actual results to differ materially from these forward-looking statements including, but not limited to:

●	the risk of changes in applicable laws or regulations;

●	the risk of the need and ability to raise additional capital and the terms on which such capital is received;

●	the risk of our inability to succeed in clinical development or obtain FDA approval of lead pipeline indications;

●	increased regulatory costs and compliance requirements in connection with drug development;

●	the risk of our potential inability to comply with FDA post-approval requirements;

●	the risk of failure to comply with manufacturing regulations or unexpected increases in manufacturing costs;

●	the risk of the inability of our products to achieve broad market acceptance of existing or planned products and services and achieving sufficient production volumes at acceptable quality levels and prices;

●	the risk of increased competition from other pharmaceutical and biotechnology companies, academic institutions, government agencies, and other research organizations;

●	new FDA approved drugs that compete with us in targeted indications;

●	the risk of failure of third party service providers to comply with contractual duties;

●	the risk of failure to comply with international, federal and state healthcare;

●	the impact of COVID-19 on operations including its preclinical studies and clinical trials;

●	risks related to the ongoing COVID-19 pandemic and response, including supply chain disruptions;

●	the possibility that we may be adversely impacted by other economic, business, and/or competitive factors

●	changes in the markets in which we compete, including with respect to our competitive landscape, technology evolution, or regulatory changes;

●	the risk that we may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services;

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●	the risk that the addressable market we intend to target does not grow as expected;

●	the risk of our inability to expand and diversify our manufacturing customer base;

●	changes in domestic and global general economic conditions;

●	the risk of loss of any key executives;

●	the risk of loss of any relationships with key partners;

●	the risk of loss of any relationships with key suppliers;

●	the risk of our inability to protect patents and other intellectual property;

●	the risk of lower than expected adoption rates;

●	the risk of the inability to develop, license or acquire new therapeutics;

●	the risk of the inability to initiate and increase engagement with distributors;

●	the risk of fluctuations in results of our major manufacturing customers;

●	the risk of our inability to execute our business plans and strategies, including growth strategies;

●	the risk that we experience difficulties in managing growth and expanding operations;

●	the risk that we may not be able to develop and maintain effective internal controls;

●	the risk of our inability to maintain sufficient inventory and capacity to meet customer demand;

●	the risk of our inability to deliver expected cost and manufacturing efficiencies;

●	the risk that we will need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all;

●	the risk of product liability or regulatory lawsuits or proceedings relating to our business;

●	the risk of cyber security or foreign exchange losses;

●	general economic conditions and geopolitical uncertainty;

●	future exchange and interest rates; and

●	other risks and uncertainties indicated in the Proxy Statement, including those in the section entitled “Risk Factors” beginning on page 50 and other documents filed or to be filed with the SEC by the Company.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the section entitled “Risk Factors” in the Proxy Statement and the amendments thereto, which are incorporated herein by reference, as well as other documents to be filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while we may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. We are not giving any assurance that we will achieve our expectations. These forward-looking statements should not be relied upon as representing our assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Business

The business conducted by Aesther prior to the Closing is described in the Proxy Statement in the section entitled “Information about the Company” beginning on page 169, which is incorporated herein by reference.

The business conducted by the Company is described in the Proxy Statement in the section entitled “The Business of Ocean Biomedical” beginning on page 174, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 50, which is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical financial information of Aesther as of and for the nine months ended September 30, 2022 and for the period from June 17, 2021 (inception) through December 31, 2021, is included in the Proxy Statement in the section entitled “Selected Historical Financial Information of the Company” beginning on page 26 and is incorporated herein by reference.

The selected historical financial information of Legacy Ocean as of and for the years ended December 31, 2021 and 2020, and for the nine months ended September 30, 2021 and 2020 is included in the Proxy Statement in the section entitled “Selected Historical Financial Information of Ocean Biomedical” beginning on page 28 and is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2021 and as of and for the nine months ended September 30, 2022 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Comparative Per Share Data

The table setting forth the per share data of Aesther and Legacy Ocean on a stand-alone basis for the period ended December 31, 2021 and the nine months ended September 30, 2022 after giving effect to the business combination is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of Aesther prior to the Business Combination is included in the Proxy Statement in the section entitled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 171 and is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of Legacy Ocean prior to the Business Combination is included in the Proxy Statement in the section entitled “Ocean Biomedical’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 235 and is incorporated herein by reference.

On February 14, 2023, the Company consummated the Business Combination and received approximately $0 in total cash proceeds from the trust.

Properties

The Company maintains its principal executive offices at 55 Claverick St., Room 325, Providence, RI 02903. The Company does not have any manufacturing facilities or personnel at this time. It currently relies, and expects to continue to rely, on contract manufacturing organizations for the manufacture of its product candidates undergoing preclinical testing, as well as for clinical testing and commercial manufacturing if its product candidates receive marketing approval. The Company’s research and development efforts have taken place in state-of-the-art facilities at its academic partners, principally at Brown University, which are being used under the sponsored research agreements. The Company anticipates relying on these facilities going forward through sponsored research arrangements with Brown University and with other university partners such as Stanford University. In addition, the Company expects to access laboratory facilities and resources through various contract research organization partners such as Lonza Group AG, with whom the Company is currently engaged.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s common stock upon the Closing by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and common stock;

●	each of the Company’s executive officers and directors;

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The beneficial ownership of the Company’s common stock is based on 36,496,413 shares of common stock issued and outstanding as of February 14, 2023 (the date of the Closing). There are currently no shares of Company preferred stock issued and outstanding. Currently, there are warrants to purchase approximately 11,275,054 shares of common stock of the Company issued and outstanding.

In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options or warrants held by such person or entity were deemed outstanding if such warrants are currently exercisable, or exercisable within 60 days of February 14, 2023 (the date of the Closing). These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage Of Outstanding Shares

Directors and Executive Officers of the Company:
Dr. Chirinjeev Kathuria, M.D. (3) (4) (5)	23,299,608	63.8%
Elizabeth Ng(3)	—	—
Gurinder Kalra	—	—
Inderjote Kathuria, M.D.	—	—
Daniel Behr	—	—
Jonathan Kurtis, M.D., Ph.d. (3)(7)	4,166	*
William Owens(3)(7)	4,166	*
Jerome Ringo(3)(7)	4,166	*
Michelle Berrey(3)(7)	4,166	*
Martin D Angle(3)(7)	4,166	*
Robert J. Sweeney(3)	—	-
Michael L. Peterson(3)(7)	4,166	*
Dr. Jack A. Elias(3)(7)	4,166	*
Suren Ajjarapu(3) (6)(7)	3,990,000	10.9%
All Directors and Executive Officers of the Company as a Group (13 Individuals) (8)	27,322,936	74.9%

Five Percent or Greater Holders of the Company:
Poseidon Bio, LLC(4)	22,842,756	62.6%
Aesther Healthcare Sponsor, LLC(5)	3,990,000	10.9%
Entities affiliated with Meteora Capital(9)	2,391,954	6.6%
Entities affiliated with Polar(10)	1,775,000	4.9%
Entities affiliated with Vellar(11)	1,518,512	4.2%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Ocean Biomedical, Inc., 55 Claverick Street, Room 325, Providence, Rhode Island 02903.

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(2)	To the best of the Company’s knowledge, based on information reported by such beneficial owner or contained in the Company’s stockholder records.
(3)	Serves as a member of the Company’s Board of Directors.
(4)	Voting and investment decisions with respect to securities held by Poseidon are made by the managing directors of such entity, who are Dr. Chirinjeev Kathuria, Elizabeth Ng, Daniel Behr, Jack Elias and Jonathan Kurtis. None of such individuals individually has the power to direct voting and investment decisions with respect to the shares held by Poseidon. Dr. Chirinjeev Kathuria owns all of the voting equity of Poseidon. The address of Poseidon is c/o Ocean Biomedical, Inc., 55 Claverick Street, Room 325, Providence, Rhode Island 02903. Ms. Ng, Dr. Inderjote Kathuria and Messrs. Kalra, Behr and Kurtis own non-voting profit interests in Poseidon. See “Executive Compensation – Narrative Disclosures – 2021 Profits Interest Grants” beginning on page 256 of the Proxy Statement, which is incorporated herein by reference.
(5)	Includes 22,842,756 shares held by Poseidon. Dr. Chirinjeev Kathuria owns all of the voting equity of Poseidon.
(6)	Represents shares held by the Sponsor. Suren Ajjarapu is the managing member of the Sponsor and may be deemed to have beneficial ownership of the common stock held directly by the Sponsor. Mr. Ajjarapu disclaims any beneficial ownership of the reported shares other than to extent of any pecuniary interest he may have therein, directly or indirectly. The address of the Sponsor is c/o Aesther Healthcare Acquisition Corp., 515 Madison Avenue, Suite 8078, New York, New York 10022.
(7)	Includes options to purchase 4,166 shares of Company common stock, which are exercisable within sixty (60) days of February 14, 2023, pursuant to a stock option award under the Incentive Plan for 75,000 shares of the Company’s common stock to be granted on February 14, 2023.
(8)	Includes options to purchase 33,328 shares of Company common stock, which are exercisable within sixty (60) days of February 14, 2023, pursuant to stock option awards under the Incentive Plan.
(9)	Consists of (i) 454,471 shares held by Meteora Special Opportunity Fund I, LP (“MSOF”), (ii) 908,943 shares held by Meteora Select Trading Opportunities Master, LP (“MSTO”) and (iii) 1,028,540 shares held by Meteora Capital Partners, LP (“MCP”). Meteora Capital, LLC (“Meteora Capital”) serves as investment manager to MSOF, MSTO and MCP. Voting and investment power over the shares held by MSOF, MSTO and MCP resides with its investment manager, Meteora Capital. Mr. Vik Mittal serves as the managing member of Meteora Capital and may be deemed to be the beneficial owner of the shares held by such entities. Mr. Mittal, however, disclaims any beneficial ownership of the shares held by such entities. The business address of each of MSOF, MSTO, MCP, Meteora Capital and Mr. Mittal is 1200 N. Federal Hwy., Ste. 200, Boca Raton, FL 33432.
(10)	Consists of 1,775,000 shares held by Polar Multi-Strategy Master Fund. Polar Asset Management Partners Inc. serves as investment advisor to Polar Multi-Strategy Master Fund and may be deemed to be the beneficial owner of the shares held by such entity. The business address of Polar Multi-Strategy Master Fund is 94 Solaris Avenue, PO Box 1348, Camana Bay, Grand Cayman, KY1-1108, Cayman Islands. The business address of Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, Ontario M5J 0E6. Mr. Paul Sabourin is the Chairman and Chief Investment Officer of Polar Asset Management Partners Inc.
(11)	Consists of 1,518,512 shares held by Vellar Opportunity Fund SPV LLC – Series 3. Cohen & Company Financial Management, LLC (“CCFM”) is the investment manager for Vellar, and Mr. Daniel Cohen is the Chief Investment Officer of CCFM. CCFM is a controlled subsidiary of Dekania Investors, LLC, which in turn is a controlled subsidiary of Cohen & Company LLC, which in turn is a controlled subsidiary of Cohen & Company Inc. Mr. Cohen disclaims any beneficial ownership of the shares held by these entities. The business address of Vellar Opportunity Fund SPV LLC – Series 3 is c/o Mourant Governance Services (Cayman) Limited 94, Solaris Avenue, Camana Bay, PO Box 1348 Grand Cayman KY1-1108, Cayman Islands. The business address for each of Cohen & Company Financial Management, LLC; Dekania Investors, LLC; Cohen & Company LLC; Cohen & Company Inc.; and Mr. Daniel Cohen is 3 Columbus Circle, 24th Floor, New York NY 10019.

Directors and Executive Officers

The information set forth in Item 5.02 of this Report is incorporated herein by reference.

Executive Compensation

Information regarding the compensation of the named executive officers of the Company as of December 31, 2022 (Ms. Ng, Dr. Inderjote Kathuria and Messrs Kalra and Behr) is included in the Proxy Statement in the section entitled “Executive Compensation” beginning on page 253 and this information is incorporated herein by reference.

Below is information regarding the material components of the executive compensation program for the Company’s named executive officers as of December 31, 2022, who appear in the “2022 Summary Compensation Table” below.

2022 Summary Compensation Table

The following table sets forth the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2022.

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $	Non-Equity Incentive Plan Compensation $	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $

Elizabeth Ng Chief Executive Officer	2022	—	—	—	—	—	—	—	—

Gurinder Kalra Chief Financial Officer	2022	—	—	—	—	—	—	—	—

Inderjote Kathuria Chief Strategy Officer	2022	—	—	—	—	—	—	—	—

Daniel Behr Executive Vice President and Head of External Innovation and Academic Partnerships	2022	—	—	—	—	—	—	—	—

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Offer Letters in Place for Our Named Executive Officers

In 2021, the Company’s named executive officers entered into employment offer letters (the “2021 Offer Letters”) with Legacy Ocean which remain in place after the Closing at the Company’s wholly-owned subsidiary, Ocean Biomedical Holdings, Inc. (“Ocean Holdings”). Currently, none of the named executive officers has any other employment agreements with the Company. The 2021 Offer Letters, along with profits interests grants to the Company’s named executive officers in lieu of equity grants promised under offer letters superseded by the 2021 Offer Letters, are described in the Proxy Statement in the section entitled “Executive Compensation – Narrative Disclosures – Offer Letters in Place for Our Named Executive Officers “ beginning on page 255, which is incorporated herein by reference.

Employee Benefits and Equity Compensation Plans and Arrangements

Profits Interest Grants

Poseidon has granted profits interests intended to constitute “profits interests” within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, to Legacy Ocean’s employees, who remain as employees of Ocean Holdings, pursuant to Poseidon’s Amended and Restated Operating Agreement.

2022 Equity Incentive Plan

The Company’s stockholders approved and adopted the Incentive Plan at the Special Meeting. Aesther’s board of directors approved and adopted the Incentive Plan prior to the Closing of the Business Combination. The Incentive Plan is described in the Proxy Statement in the section entitled “Shareholder Proposal No. 4: The Incentive Plan Proposal,” beginning on page 159, which is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the Incentive Plan, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

2022 Employee Stock Purchase Plan

The Company’s stockholders approved and adopted the 2022 Employee Stock Purchase Plan (the “ESPP”) at the Special Meeting. The Company’s Board approved and adopted the ESPP prior to the Closing of the Business Combination. The ESPP is described in the Proxy Statement in the section entitled “Shareholder Proposal No 5: The Employee Stock Purchase Plan Proposal,” beginning on page 164, which is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

Director Compensation

Information regarding the compensation of the members of the board of directors of Aesther and Legacy Ocean and the proposed compensation of the Company’s Board following the Closing is included in the Proxy Statement in the section entitled “Director Compensation” beginning on page 258 and this information is incorporated herein by reference. During the fiscal year ended December 31, 2022, Aesther and Legacy Ocean did not provide any compensation to their directors for services on the Aesther and Legacy Ocean board of directors, respectively.

Certain Relationships and Related Person Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Information regarding the related party transactions entered into by Aesther and Legacy Ocean are described in the Proxy Statement in the section entitled “Certain Relationships and Related Transactions – The Company’s Related Party Transactions” and “Certain Relationships and Related Transactions – Ocean Biomedical Related Party Transactions” beginning on page 272 and which is incorporated herein by reference.

Policies and Procedures for Related Person Transactions

Effective upon the Closing, the Board adopted a written related party transactions policy (the “Policy”) setting forth the policies and procedures for the identification, review, consideration and approval or ratification of related person transactions. A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were, or will be participants and in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by the Policy. A related person is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons. Information regarding the Policy is described in the Proxy Statement in the section entitled “Certain Relationships and Related Transactions – Policies for Approval of Related Party Transactions” on page 274, which is incorporated herein by reference.

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Director Independence

The information set forth in Item 5.02 of this Report is incorporated herein by reference.

Legal Proceedings

As of the date of this Report, we were not a party to any material legal matters or claims. In the future, we may become party to legal matters and claims in the ordinary course of business, the resolution of which we do not anticipate would have a material adverse impact on our financial position, results of operations or cash flows.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, ticker symbols and dividends for the Company’s securities is set forth in the Proxy Statement in the section titled “Price Range of Securities and Dividends” beginning on page 275, which is incorporated herein by reference.

As of the Closing, there were 32 holders of record of the Company’s common stock and 3 holders of record of the Company’s warrants to purchase common stock. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose common stock and warrants are held of record by banks, brokers and other financial institutions.

The Company’s common stock shall begin trading on Nasdaq under the symbol “OCEA” and its warrants began trading on Nasdaq under the symbol “OCEAW” on February 15, 2023.

The Company has not paid any cash dividends on shares of its common stock to date. The payment of any cash dividends is within the discretion of the Company’s Board. It is currently expected that the Company will retain future earnings to finance operations and grow its business, and the Company does not expect to declare or pay cash dividends for the foreseeable future.

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Equity Compensation Plan Information

The following table gives information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2022, including the Incentive Plan and the ESPP (together, the “Plans”).

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under the Plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders(1)	(a)	(b)	(c)
2022 Stock Option and Incentive Plan(2)	—	$0	4,360,000
2022 Employee Stock Purchase Plan	—	$0	2,180,000
Total equity compensation plans approved by stockholders	—	$0	6,540,000

(1)	The Plans were approved by stockholders on February 3, 2023.
(2)	Awards under the Incentive Plan may be in the form of stock options, stock appreciation rights, stock bonuses, restricted stock or restricted stock units, performance share awards, phantom stock awards and cash awards.

Recent Sales of Unregistered Securities

The information set forth in the “Introductory Note” above and the information set forth in Item 3.02 of this Report is incorporated herein by reference.

Description of Registrant’s Securities

A description of the Company’s securities is set forth in the Proxy Statement in the section entitled “Description of Securities” beginning on page 265 and is incorporated herein by reference.

For a description of changes related to the Company’s stock in connection with the Business Combination, see the material terms of the Amended Certificate and the general effect upon the rights of holders of the Company’s capital stock described in the section of the Proxy Statement entitled “Shareholder Proposal No. 2 – The Charter Amendment Proposal” beginning on page 154 which is incorporated herein by reference. A copy of the Amended Certificate is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Report with respect to the Indemnification Agreements is incorporated herein by reference.

The Amended Certificate, which became effective upon the Closing, contains provisions that limit the liability of the Company’s directors and officers for monetary damages to the fullest extent permitted under the Delaware General Corporation Law (the “DGCL”). Consequently, the Company’s directors and officers will not be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duties as directors or officers, except liability for:

●	any transaction from which the director or officer derived an improper personal benefit;

●	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

●	any unlawful payment of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL;

●	any breach of a director’s duty of loyalty to the corporation or its stockholders; or

●	in the case of officers, any action by or in the right of the Company.

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Each of the Company’s Amended Certificate and bylaws, which became effective upon the Closing, provides that the Company is required to indemnify its directors and officers, in each case to the fullest extent permitted by Delaware law. Information about the indemnification of directors and officers is set forth in the Proxy Statement under the section titled “Management After the Business Combination – Limitation on Liability and Indemnification Matters” beginning on page 264 and is incorporated herein by reference.

Financial Statements, Supplementary Data, and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

None.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02.

The securities issued in connection with and/or pursuant to the Business Combination Agreement have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D promulgated thereunder.

The issuance of Class A common stock upon the automatic conversion of the Class B common stock and the issuance of common stock upon the automatic conversion of the Class A common stock at the Closing have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

Information regarding Aesther’s sale to the Sponsor of Class B common stock is included in the Proxy Statement in the section entitled “Certain Relationships and Related Transactions – The Company’s Related Party Transactions” beginning on page 272, which is incorporated herein by reference. Such securities were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Information regarding the Converted Ocean Warrants is set forth in the Proxy Statement in the section entitled “Description of Securities – Warrants – Second Street Capital Loan” beginning on page 267, which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

On the Closing Date, Aesther filed its Amended Certificate with the Secretary of State of the State of Delaware. The material terms of the Amended Certificate and the general effect upon the rights of holders of the Company’s capital stock are described in the sections of the Proxy Statement entitled “Shareholder Proposal No. 2 – The Charter Amendment Proposal” beginning on page 154 and this information is incorporated herein by reference. A copy of the Amended Certificate is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

In addition, upon the Closing, pursuant to the terms of the Business Combination Agreement, Aesther amended and restated its bylaws to make certain changes that the Board deems appropriate for a public operating company, including, but not limited to, changes to provisions relating to special meetings in lieu of annual meetings, proxy solicitation and voting, director vacancies and removals, Board committees and stockholder proposals. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Bylaws of the Company, a copy of which is filed as Exhibit 3.2 to this Report and is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 14, 2023, the Audit Committee of the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ended December 31, 2023. The engagement is effective on the date of Aesther’s 10-K filing for the year ended December 31, 2022.

MaloneBailey LLP (“Malone”) served as the independent registered public accounting firm of the Company prior to the completion of the Business Combination. Accordingly, Malone was informed that the Board approved Malone’s dismissal as the Company’s independent registered public accounting firm once it completes the audit of the Company’s financial statements for the year ended December 31, 2022.

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Malone’s report on Aesther’s financial statements for the years ended December 31, 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

Prior to the appointment of Deloitte, (a) the Company had no disagreements with Malone, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Malone, would have caused Malone to make reference to the subject matter of the disagreement in connection with its reports; (b) no such disagreement was discussed with our Board as a whole; and (c) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Malone with a copy of the foregoing disclosure and has requested that Malone furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Malone’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2021 and 2022 and the subsequent interim period through February 14, 2023, the Company did not consult with Deloitte regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.01. Changes in Control of Registrant.

The information in the section above entitled “Introductory Note” and in Item 2.01 of this Report is incorporated by reference into this Item 5.01. As a result of the Business Combination, Poseidon and Dr. Kathuria assumed control of the Company from the Sponsor.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the Closing, the following persons were appointed as executive officers and directors of the Company. The appointment of the directors was approved by the stockholders of Aesther at the Special Meeting, as described in the Proxy Statement in the section entitled “Shareholder Proposal No. 6 – Election of Directors Proposal” beginning on page 167. For biographical information concerning the executive officers and directors, see the disclosure in the Proxy Statement in the sections “Business of Ocean Biomedical – Executive Officers and Directors of Ocean Biomedical” beginning on page 231, which information is incorporated herein by reference, and the biographies below. Following the Closing, pursuant to the terms of the Business Combination Agreement, an independent director mutually agreed upon by the Company and Legacy Ocean will be appointed to the Board.

Name	Age	Position(s)
Executive Officers:
Elizabeth Ng, MBA	66	Chief Executive Officer and Class III Director
Gurinder Kalra, MBA	57	Chief Financial Officer
Inderjote Kathuria, M.D.	56	Chief Strategy Officer
Daniel Behr, MBA	64	Executive Vice President and Head of External Innovation and Academic Partnerships
Robert Sweeney	57	Chief Accounting Officer
Employee Director:
Dr. Chirinjeev Kathuria, M.D.	58	Founder, Executive Chairman, Class III Director
Non-Employee Directors:
Martin D. Angle(1)(2)	72	Class II Director
Suren Ajjarapu	52	Class III Director
Michelle Berrey, M.D., MPH(1)(2)(3)	56	Class I Director
Dr. Jack A. Elias, M.D.	71	Class II Director
Jonathan Kurtis, M.D., Ph.D.	55	Class I Director
William Owens(1)(3)	72	Class I Director
Michael Peterson	60	Class II Director
Jerome Ringo(2)(3)	67	Class I Director

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Corporate Governance Committee

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Suren Ajjarapu served as Aesther’s Chairman and Chief Executive Officer from Aesther’s inception in June 2021 until the Closing of the Business Combination. He has served as the Chairman of the Board, Chief Executive Officer and Secretary of TRxADE HEALTH, INC., formerly Trxade Group, Inc. (NASDAQ:MEDS)(“TRxADE”) since its acquisition of Trxade Group, Inc., a Nevada corporation (“Trxade Nevada”) (Aesther’s predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of Trxade Nevada since its inception. Since March 2021, Mr. Ajjarapu has served on the Board of OceanTech Acquisitions I Corp., a Special Purpose Acquisition Company (SPAC)(NASDAQ:OTECU). Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University. We believe that we can capitalize on Mr. Ajjarapu’s previous experiences with public companies and in advising and expanding startups to help guide and prepare the Company for life as a publicly-traded company, and as such, believe that Mr. Ajjarapu is well qualified to serve on the Board.

Michael L. Peterson served on Aesther’s board of directors from September 2021 until the Business Combination. Mr. Peterson has served as the president of Nevo Motors, Inc. since December 2020, which is in the process of commercializing a range extender generator technology for the heavy-duty electric vehicle market. Mr. Peterson previously served as the president of the Taipei Taiwan Mission of The Church of Jesus Christ of Latter-day Saints, in Taipei, Taiwan from June 2018 to June 2021. Since February 2021, Mr. Peterson has served on the board of directors and as the Chairman of the Audit Committee of Indonesia Energy Corporation Limited (NYSE American: INDO). Mr. Peterson served as an independent member of the Board of Directors of Trxade from August 2016 to May 2021. Mr. Peterson served as the CEO of PEDEVCO Corp. (NYSE American:PED), a public company engaged primarily in the acquisition, exploration, development and production of oil and natural gas shale plays in the US from May 2016 to May 2018. Mr. Peterson served as CFO of PEDEVCO between July 2012 and May 2016, and as Executive Vice President of Pacific Energy Development (PEDEVCO’s predecessor) from July 2012 to October 2014, and as PEDEVCO’s President from October 2014 to May 2018. Mr. Peterson joined Pacific Energy Development as its Executive Vice President in September 2011, assumed the additional office of Chief Financial Officer in June 2012, and served as a member of its board of directors from July 2012 to September 2013. Mr. Peterson formerly served as Interim President and CEO (from June 2009 to December 2011) and as director (from May 2008 to December 2011) of Pacific Energy Development, as a director (from May 2006 to July 2012) of Aemetis, Inc. (formerly AE Biofuels Inc.), a Cupertino, California-based global advanced biofuels and renewable commodity chemicals company (AMTX.OB), and as Chairman and Chief Executive Officer of Nevo Energy, Inc. (NEVE) (formerly Solargen Energy, Inc.), a Cupertino, California-based developer of utility-scale solar farms which he helped form in December 2008 (from December 2008 to July 2012). From 2005 to 2006, Mr. Peterson served as a managing partner of American Institutional Partners, a venture investment fund based in Salt Lake City. From 2000 to 2004, he served as a First Vice President at Merrill Lynch, where he helped establish a new private client services division to work exclusively with high net worth investors. From September 1989 to January 2000, Mr. Peterson was employed by Goldman Sachs & Co. in a variety of positions and roles, including as a Vice President. Mr. Peterson received his MBA at the Marriott School of Management and a BS in statistics/computer science from Brigham Young University. His skills in managing businesses in public corporations, financial planning and strategic management will be a great asset for the Company and, as such, we believe that Mr. Peterson is well qualified to serve on the Board.

In accordance with the terms of the Company’s Amended Certificate and bylaws that became effective upon the Closing, the Company’s Board is divided into three staggered classes of directors and each is assigned to one of the three classes. At each annual meeting of the stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2023 for Class I directors, 2024 for Class II directors and 2025 for Class III directors. The Company’s Amended Certificate and bylaws that became effective upon Closing provide that the number of directors shall be fixed from time to time by a resolution of the majority of the Board.

Board Committees and Independence

Effective upon the Closing, the Company established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance committee, each of which operates pursuant to a charter adopted by the Company’s Board. The composition and functioning of all of Company committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, and with Nasdaq and SEC rules and regulations. More information about Board committees is in the Proxy Statement in the section entitled “Management after the Business Combination – Committees of New Ocean Biomedical Board of Directors” beginning on page 261 which is incorporated herein by reference.

Information about the Company’s director independence, including its compliance with Nasdaq rules and Rule 10A-3 under the Exchange Act is in the Proxy Statement in the section entitled “Management After the Business Combination – Composition of Our Board of Directors – Director Independence” beginning on page 260, which is incorporated herein by reference.

Because we are eligible to be a “controlled company” within the meaning of Nasdaq Listing Rule 5615(c) and our Board has chosen to rely on this exception, we are exempt from certain Nasdaq listing rules that would otherwise require us to have a majority independent board and fully independent standing nominating and compensation committees. We determined that we are such a “controlled company” because Dr. Kathuria holds more than 50% of the voting power for the election of our directors. Pursuant to the terms of the Business Combination Agreement, we plan to add an eleventh director agreed upon by Aesther and Legacy Ocean, who we expect will be independent, making a majority of our Board independent.

Director Compensation

Information about the Company’s expected non-employee director compensation policy, including cash retainers and equity awards, is in the Proxy Statement in the section entitled “Director Compensation – Non-Employee Director Compensation Policy” beginning on page 258, which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Report is incorporated by reference into this Item 5.03.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, the Company expects the Board to adopt and approve a new Code of Business Conduct and Ethics applicable to all employees, officers, and directors of the Company. A copy of the Code of Business Conduct and Ethics will be found in the Investors section of the Company’s website at https://www.oceanbiomedical.com.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company as of the Closing. The material terms of the Business Combination are described in the Proxy Statement in the section entitled “Shareholder Proposal No. 1 — The Business Combination Proposal” beginning on page 129, in the information set forth under “Introductory Note” above, and in the information set forth under Item 2.01 in this Report, each of which is incorporated herein by reference.

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Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 31, 2022 by and between Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.), AHAC Merger Sub Inc., Aesther Healthcare Sponsor, LLC, Dr. Chirinjeev Kathuria and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 001-40793) on September 8, 2022).

2.2*	Amendment to Agreement and Plan of Merger, dated as of December 5, 2022, by and between Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.), AHAC Merger Sub Inc., Aesther Healthcare Sponsor, LLC, Dr. Chirinjeev Kathuria and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.).

3.1**	Third Amended and Restated Certificate of Incorporation.

3.2**	Amended and Restated Bylaws.

4.1	Warrant Agreement, dated September 14, 2021, by and between Continental Stock Transfer & Trust Company and Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) and Form of Warrant Certificate (incorporated by reference from Exhibit 4.1 to the Form 8-K filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 001-40793) on September 17, 2021).

10.1**	Lock-Up Agreement, dated as of February 14, 2023, by and between the Registrant and Dr. Chirinjeev Kathuria.

10.2**	Lock-Up Agreement, dated as of February 14, 2023, by and between the Registrant and Poseidon Bio, LLC.

10.3**	Non-Competition and Non-Solicitation Agreement, dated as of February 14, 2023, by and between the Registrant and Dr. Chirinjeev Kathuria.

10.4#**†	2022 Stock Option and Incentive Plan and Form of Non-Qualified Stock Option Agreement for Non-Employee Directors.

10.5#**	2022 Employee Stock Purchase Plan.

10.6#	Senior Executive Cash Incentive Bonus Plan (incorporated by reference from Exhibit 10.3 to the Form S-1/A filed by Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) (File No. 333-256950) on April 11, 2022).

10.7#**†	Offer Letter between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Elizabeth Ng, dated February 22, 2021.

10.8#**	Amendment to February 22, 2021 Offer of Employment between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Elizabeth Ng dated August 2, 2021.

10.9#**†	Offer Letter between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Chirinjeev Kathuria, dated February 22, 2021.

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10.10#**	Amendment to February 22, 2021 Offer of Employment between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Chirinjeev Kathuria dated August 2, 2021.

10.11#**†	Offer Letter between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Daniel Behr, dated February 22, 2021.

10.12#**	Amendment to February 22, 2021 Offer of Employment between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Daniel Behr dated August 2, 2021.

10.13#**†	Offer Letter between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Gurinder Kalra, dated February 22, 2021.

10.14#**	Amendment to February 22, 2021 Offer Letter between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Gurinder Kalra dated August 2, 2021.

10.15#**	Second Amendment to February 22, 2021 Offer of Employment between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Gurinder Kalra dated April 22, 2022.

10.16#**†	Offer Letter between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Inderjote Kathuria, dated February 22, 2021.

10.17#**	Amendment to February 22, 2021 Offer of Employment between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Inderjote Kathuria dated August 2, 2021.

10.18#**†	Offer of Employment between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Robert Sweeney dated June 14, 2021.

10.19#**	Amendment to June 14, 2021 Offer of Employment between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Robert Sweeney dated August 2, 2021.

10.20#**	Second Amendment to June 14, 2021 Offer of Employment between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Robert Sweeney dated April 22, 2022.

10.21**	Consulting Agreement between Jonathan Kurtis and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.), dated February 22, 2021,

10.22**	Amendment to Consulting Agreement between Jonathan Kurtis and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated August 2, 2021.

10.23**	Amendment No. 2 to Consulting Agreement between Jonathan Kurtis and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) effective as of December 31, 2021.

10.24**	Form of Director and Officer Indemnification Agreement, by and between the Registrant and each of its directors, the Chief Executive Officer and the Chief Financial Officer.

10.25**†	Exclusive License Agreement BROWN ID 2465, 2576, 2587 (FRG) Antibody between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 31, 2020.

10.26**	First Amendment to Exclusive License Agreement (BROWN ID 2465, 2576, 2587) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated March 21, 2021.

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10.27**	Second Amendment to Exclusive License Agreement (BROWN ID 2465, 2576, 2587) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated August 31, 2021.

10.28**	Third Amendment to Exclusive License Agreement (BROWN ID 2465, 2576, 2587) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated March 25, 2022.

10.29**†	Fourth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 1, 2022.

10.30**	Fifth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 2, 2022.

10.31**†	Sixth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated August 25, 2022.

10.32**†	Exclusive License Agreement BROWN ID 3039 – Bi Specific Antibody Anti-CTLA4 between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 31, 2020.

10.33**	First Amendment to Exclusive License Agreement (BROWN ID 3039) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated March 21, 2021.

10.34**	Second Amendment to Exclusive License Agreement (BROWN ID 3039) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated August 31, 2021.

10.35**	Third Amendment to Exclusive License Agreement (BROWN ID 3039) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated March 25, 2022.

10.36**†	Fourth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 1, 2022.

10.37*	Fifth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 2, 2022.

10.38*†	Sixth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated August 25, 2022.

10.39*†	Exclusive License Agreement BROWN ID 2613 Bispecific (FRG)xAnti-PD-1 (FRGxPD-1) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 31, 2020.

10.40*	First Amendment to Exclusive License Agreement (BROWN ID 2613) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated March 21, 2021.

19

10.41*	Second Amendment to Exclusive License Agreement (BROWN ID 2613) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated August 31, 2021.

10.42*	Third Amendment to Exclusive License Agreement (BROWN ID 2613) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated March 25, 2022.

10.43*†	Fourth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 1, 2022.

10.44*	Fifth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 2, 2022.

10.45*†	Sixth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated August 25, 2022.

10.46*†	Exclusive License Agreement BROWN ID 2502 – (Chit1) Small Molecule Antifibrotic between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 31, 2020.

10.47*	First Amendment to Exclusive License Agreement (BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated March 21, 2021.

10.48*	Second Amendment to Exclusive License Agreement (BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated August 31, 2021.

10.49*	Third Amendment to Exclusive License Agreement (BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated March 25, 2022.

10.50*†	Fourth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 1, 2022.

10.51*	Fifth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 2, 2022.

10.52*†	Sixth Amendment to Exclusive License Agreements (BROWN ID 2465, 2576, 2587, BROWN ID 3039, BROWN ID 2613, BROWN ID 2502) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated August 25, 2022.

10.53*†	Exclusive License Agreement Brown ID 3085J – Compositions and Treatments for Malaria, dated September 13, 2022, between Elkurt, Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.).

10.54*†	Exclusive License Agreement RIH #154 “PfsLSP-1 a Vaccine for Falciparum Malaria” RIH #305 “Antibodies to Pfgarp Kill Plasmodium Falciparum Malaria Parasites and Protect Against Infection and Severe Disease” between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated January 25, 2021.

20

10.55*	First Amendment to Exclusive License Agreement RIH #154 “PfsLSP-1 a Vaccine for Falciparum Malaria” RIH #305 “Antibodies to Pfgarp Kill Plasmodium Falciparum Malaria Parasites and Protect Against Infection and Severe Disease” between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated April 1, 2021.

10.56*	Second Amendment to Exclusive License Agreement RIH #154 “PfsLSP-1 a Vaccine for Falciparum Malaria” RIH #305 “Antibodies to Pfgarp Kill Plasmodium Falciparum Malaria Parasites and Protect Against Infection and Severe Disease” between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated September 10, 2021.

10.57*	Third Amendment to Exclusive License Agreement (RIH #154) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated March 25, 2022.

10.58*	Fourth Amendment to Exclusive License Agreement RIH #154 “PfsLSP-1 a Vaccine for Falciparum Malaria” RIH #305 “Antibodies to Pfgarp Kill Plasmodium Falciparum Malaria Parasites and Protect Against Infection and Severe Disease” between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated July 1, 2022.

10.59*	Fifth Amendment to Exclusive License Agreement (RIH #154) between Elkurt Inc. and Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) dated August 26, 2022.

10.60*	Loan Agreement between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Second Street Capital, LLC dated February 22, 2022.

10.61*	First Amendment to Loan Agreement between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Second Street Capital, LLC dated April 22, 2022.

10.62*	Second Amendment to Loan Agreement between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Second Street Capital, LLC dated September 30, 2022.

10.63*	Third Amendment to Loan Agreement between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Second Street Capital, LLC dated December 30, 2022.

10.64*	Loan Agreement between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Second Street Capital, LLC dated April 22, 2022.

10.65*	First Amendment to Loan Agreement between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Second Street Capital, LLC dated September 30, 2022.

10.66*	Second Amendment to Loan Agreement between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Second Street Capital, LLC dated December 30, 2022.

10.67*	Third Amendment to Loan Agreement between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Second Street Capital, LLC dated January 10, 2023.

10.68*†	Warrant Exchange Agreement between Second Street Capital, LLC, Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) dated November 17, 2022.

10.69*	Warrant No. 2022-1 to Subscribe to Common Shares issued by the Registrant to Second Street Capital, LLC

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10.70*	Warrant No. 2022-2 to Subscribe to Common Shares issued by the Registrant to Second Street Capital, LLC.

10.71*	Warrant No. 3 to Subscribe to Common Shares issued by the Registrant to Second Street Capital, LLC.

10.72*+†	Development and Manufacturing Services Agreement between Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.), Lonza Sales AG and Lonza AG dated December 15, 2020.

10.73	Promissory Note, dated June 30, 2021, issued to Aesther Healthcare Sponsor, LLC by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (incorporated by reference from Exhibit 10.2 to the Form S-1/A filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 333-258012) on September 2, 2021).

10.74	Securities Subscription Agreement, dated June 30, 2021, between Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) and Aesther Healthcare Sponsor, LLC (incorporated by reference from Exhibit 10.5 to the Form S-1/A filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 333-258012) on September 2, 2021).

10.75	Investment Management Trust Agreement, dated September 14, 2021, by and between Continental Stock Transfer & Trust Company and Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 001-40793) on September 17, 2021).

10.76	Registration Rights Agreement, dated September 14, 2021, by and among Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) and the Sponsor (incorporated by reference from Exhibit 10.2 to the Form 8-K filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 001-40793) on September 17, 2021).

10.77	Private Placement Warrants Purchase Agreement, dated September 14, 2021, by and between Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) and the Sponsor (incorporated by reference from Exhibit 10.4 to the Form 8-K filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 001-40793) on September 17, 2021).

10.78	OTC Equity Prepaid Forward Transaction Letter Agreement, dated August 31, 2022, by and between Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.), Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc) and Vellar Opportunity Fund SPV LLC – Series 3 (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 001-40793) on September 7, 2022).

10.79	Common Stock Purchase Agreement, dated as of September 7, 2022, by and between Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) and White Lion Capital LLC (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 001-40793) on September 9, 2022).

10.80	Registration Rights Agreement, dated as of September 7, 2022, by and between Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) and White Lion Capital LLC (incorporated by reference from Exhibit 10.2 to the Form 8-K filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 001-40793) on September 9, 2022).

10.81

Amended and Restated OTC Equity Prepaid Forward Transaction Letter Agreement, dated February 10, 2023, by and between Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.), Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Vellar Opportunity Fund SPV LLC – Series 3 (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 001-40793) on February 10, 2023).

10.82

Amended and Restated OTC Equity Prepaid Forward Transaction Letter Agreement, dated February 12, 2023, by and between Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.), Ocean Biomedical, Inc. (n/k/a Ocean Biomedical Holdings, Inc.) and Vellar Opportunity Fund SPV LLC – Series 3 (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 001-40793) on February 13, 2023).

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14.1	Code of Ethical Business Conduct (incorporated by reference from Exhibit 14.1 to the Form S-1/A filed by Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc.) (File No. 333-258012) on September 2, 2021).

16.1*	Letter from MaloneBailey LLP regarding the change in the Registrant’s certifying accountant, dated February 14, 2023.

21.1*	List of Subsidiaries.

99.1*	Unaudited Pro Forma Condensed Combined Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

**	Previously filed.

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon request; provided, however, that the Registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

#	Represents management compensation plan, contract or arrangement.

+	As permitted by Regulation S-K, Item 601(b)(10)(iv) of the Securities Exchange Act of 1934, as amended, certain confidential portions of this exhibit have been redacted from the publicly filed document. The Registrant agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 14, 2023	OCEAN BIOMEDICAL, INC.

		By:	/s/ Elizabeth Ng
		Name:	Elizabeth Ng
		Title:	Chief Executive Officer

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